UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 1, 2004


                              EFOODSAFETY.COM, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                   333-68008                     62-1772151
(State or other jurisdiction      (Commission                   (IRS Employer
       of incorporation)          File Number)               Identification No.)


                             1370 St. George Circle
                             Prescott, Arizona 86301
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (928) 717-1088
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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         This Form 8-K and other  reports  filed by  EFoodSafety.com,  Inc. (the
"Registrant"  or the  "Company")  from  time to time  with  the  Securities  and
Exchange  Commission   (collectively  the  "Filings")  contain  forward  looking
statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) Resignation or removal of directors as a result of disagreement or removal for cause.

         None.

(b) Termination of certain officers; resignation or removal of directors other than as a result of disagreement or removal for cause.

         On September 24, 2004, Scott McFee and Ralph Baughman resigned as Directors of the Company. A copy of their resignation letters are attached as Exhibits to this Form 8-K.

         Patricia Ross-Gruden tendered her resignation as President of the Company.

         On September 27, 2004, the Board of Directors removed Clarence W. Karney as Chairman and Chief Executive Officer of the Company and Richard Speidell as Chief Operating Officer of the Company.

(c)      Appointment of new officers or directors.

         The Board elected Mark Taggatz to serve as President and Chief Executive Officer of the Company.

         Mr. Taggatz, age 40, has served as a Special Advisor to the Company since inception. Since 2001, Mr. Taggatz served as President and CEO of Food Safe, Inc., which has since become a subsidiary of the Registrant affording the Company ownership to a patent pending food safety process.

         Mr. Taggatz has no employment agreement with the Company.



ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS



(a)      Financial Statements of Businesses Acquired.

         Not applicable.



(b)      Pro Forma Financial Information

         Not applicable



(c)      Exhibits.


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Exh. No. Description



10.1.    Correspondence from Scott McFee

10.2.    Correspondence from Ralph Baughman







                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   EFOODSAFETY.COM, INC.
                                                        (Registrant)

Date: October 1, 2004
                                      /s/ Mark Taggatz
                                      ------------------------------------------
                                      Mark Taggatz, Chief Executive Officer